UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2015

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 28, 2015, Crown Castle International Corp. (“Company”) entered into sales agreements (“Sales Agreements”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Mizuho Securities USA Inc., Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC (each, a “Sales Agent”), pursuant to which the Company may issue and sell from time to time shares (“Shares”) of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate gross sales price of up to $500,000,000.

Subject to the terms and conditions of the Sales Agreements, the Sales Agents will use their commercially reasonable efforts to sell, on the Company’s behalf, the Shares that may be offered by the Company from time to time under the Sales Agreements. The sales, if any, of the Shares made under the Sales Agreements will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or, subject to specific instructions of the Company, at negotiated prices. Under the terms of the Sales Agreements, the Company may also sell Shares to any Sales Agent as principal for its own account. If the Company sells Shares to any Sales Agent as principal, it will enter into a separate terms agreement setting forth the terms of such transaction with the applicable Sales Agent. Actual sales will depend on a variety of factors to be determined by the Company from time to time.

The Shares will be sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-203074). The above description of the Sales Agreements does not purport to be a complete statement of the parties’ rights and obligations under the Sales Agreements and is qualified in its entirety by reference to the terms of the Form of Sales Agreement. For a complete description of the terms and conditions of the Sales Agreements, please refer to the Form of Sales Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.1.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

1.1	Form of Sales Agreement, dated August 28, 2015, between the Company and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Mizuho Securities USA Inc., Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Cravath, Swaine & Moore LLP relating to the Company’s Common Stock.

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock.

8.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President and General Counsel

Date: August 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Sales Agreement, dated August 28, 2015, between the Company and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Mizuho Securities USA Inc., Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Cravath, Swaine & Moore LLP relating to the Company’s Common Stock.

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock.

8.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.2).